UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2025

EYENOVIA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38365	47-1178401
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23461 South Pointe Drive, Suite 390

Laguna Hills, CA 92653

(Address of Principal Executive Offices, and Zip Code)

(833) 393-6684

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)
Common stock, $0.0001 par value	EYEN	The Nasdaq Stock Market (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 29, 2025, Eyenovia, Inc. (the “Company”) received a notice (the “Notice”) from the staff (the “Staff”) of the Nasdaq Stock Market LLC (“Nasdaq”) stating that the Company’s stockholders’ equity as reported in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 was below the minimum $2,500,000 required for continued listing under Listing Rule 5550(b)(1) (the “Minimum Equity Requirement”).

The Notice has no immediate effect on the listing of the Company’s common stock on the Nasdaq Capital Market, which continues to trade under the symbol “EYEN”.

In accordance with the Nasdaq Listing Rules, the Company has 45 calendar days, or until June 13, 2025, to submit a plan to regain compliance with the Minimum Equity Requirement. The Company intends to submit a plan to regain compliance with the Nasdaq Listing Rules. If the plan is accepted, Nasdaq may grant an extension of up to 180 calendar days from the date of the Notice for the Company to regain compliance, or until October 26, 2025. If the Staff does not accept our plan, we will have the opportunity to appeal that decision to a Hearings Panel.

Except for the factual statements made herein, information contained in this report consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks, uncertainties and assumptions that are difficult to predict. Words such as “intends,” “may,” “will” and “would,” and similar expressions, or the use of future tense, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. Such forward-looking statements are not guarantees of performance and actual actions or events could differ materially from those contained in such statements. For example, there can be no assurance that we will regain compliance with the Minimum Equity Requirement during any compliance period or in the future, or otherwise meet Nasdaq listing standards, that we will be eligible for an extension to evidence compliance with the Minimum Equity Requirement, or that Nasdaq will grant us any relief from delisting as necessary or that we can ultimately meet applicable Nasdaq requirements for any such relief. The forward-looking statements contained in this report speak only as of the date of this report and we undertake no obligation to publicly update any forward-looking statements to reflect changes in information, events or circumstances after the date of this report, unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EYENOVIA, INC.

By:	/s/ Michael Rowe
Name:	Michael Rowe
Title:	Chief Executive Officer

Dated: May 2, 2025